Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of Dragon International Group Corp. on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Xiali Gan, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


February 24, 2005
                                By: /s/ Xiali Gan
                                    ----------------------------------
                                    Xiali Gan,
                                    CFO and Chief Accounting Officer